                                     [LOGO]

                          LONGLEAF PARTNERS FUNDS(SM)

                                 ANNUAL REPORT
                              at December 31, 2000

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance Contributions................................    8
  Performance History*.....................................    9
  Portfolio Summary........................................   10
  Portfolio of Investments.................................   11

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   13
  Performance Contributions................................   15
  Performance History*.....................................   16
  Portfolio Summary........................................   17
  Portfolio of Investments.................................   18

Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   20
  Performance Contributions................................   23
  Performance History*.....................................   24
  Portfolio Summary........................................   25
  Portfolio of Investments.................................   26

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   28
  Performance Contributions................................   31
  Performance History*.....................................   32
  Portfolio Summary........................................   33
  Portfolio of Investments.................................   34

Financial Statements and Footnotes.........................   36
Financial Highlights.......................................   50
Report of Independent Accountants..........................   53
Service Directory..........................................   54
Trustees and Service Providers.............................   55

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged and are not hedged for foreign currency risk. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                           (Intentionally Left Blank)

                                     (LOGO)

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

We are pleased to report that 2000 was a terrific year for the owners of the Longleaf Partners Funds. Each of our four Funds produced significant double-digit returns in an environment where all major U.S. and overseas market indices declined. When taken as a group, Longleaf Partners was one of the leading fund families in 2000, rising 18.5% for those who had equal commitments to the four portfolios.

The table below shows the Funds' results for the quarter and year ended December 31, 2000, compared to their respective benchmarks.

                                                   FOURTH
                                                   QUARTER       2000
                                                   -------      ------
PARTNERS FUND....................................    12.1%        20.6%
S&P 500..........................................    (7.8)        (9.2)
INTERNATIONAL FUND...............................     2.2         25.9
EAFE.............................................    (3.0)       (15.2)
REALTY FUND......................................     3.2         14.8
Wilshire Real Estate Securities..................     4.6         30.7
SMALL-CAP FUND...................................     5.9         12.8
Russell 2000.....................................    (6.9)        (3.0)

A redefining, principle-testing year
The year 2000 was a distinct, watershed period: financially irrational, illogical behavior gave way to more rational, logical thought processes; a greed-driven, price-following mania imploded and a more fearful time followed; nine years of positive bull market performance succumbed to negative returns; and many lost significant permanent capital while a few accumulated capital. The difference between speculation and investment was indelibly redefined for a new generation.

The last several years have reminded us just how wise Ben Graham was. We have reviewed his in-depth discussions of the differences between investment and speculation in both the first and second editions of Security Analysis. His writing not only reflects brilliance and clarity of thought, but his lessons from sixty years ago are timeless. Graham's definition of investment serves as an outline to discuss our approach to managing the Longleaf Partners Funds.

"AN INVESTMENT OPERATION IS ONE WHICH, UPON THOROUGH ANALYSIS, PROMISES SAFETY OF PRINCIPAL AND A SATISFACTORY RETURN. OPERATIONS NOT MEETING THESE REQUIREMENTS ARE SPECULATIVE."

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Safety of principal: Graham wrote, "the safety sought [means] protection against loss under all normal or reasonably likely conditions"; or, said another way, "a safe stock ... holds every prospect of being worth the price paid." A company's worth must "be justified on BOTH qualitative and quantitative grounds."

To protect our capital and yours we spend a significant amount of time analyzing the qualitative aspects of a business including its competitive advantages. We also give substantial weighting to the people running the company - we want good partners who are owners of the business and who can both run the operations capably and allocate the cash flow wisely.

For Graham, the safety of "an investment must always consider the price as well as the quality of the security. Strictly speaking, there can be no such thing as
 ... an investment regardless of price." We require a large margin of safety in the price we are willing to pay. A company's price must be no more than 60% of what we believe the business is worth based on its ability to generate free cash flow, its liquidation value, and/or the level at which similar businesses have sold.

These stringent qualitative and quantitative criteria can make finding new investments difficult, and patience is often required. We are not willing to compromise our principles and thus our principal. Even sixty years ago Graham noted the challenge of finding qualifying investments: "the great majority of common stocks of strong companies must be considered speculative during most of the time, simply because their price is too high to warrant safety of principal in any intelligible sense of the phrase."

Satisfactory return: Buying quality businesses steeply below their quantifiable values not only provides safety of principal, but this discipline also largely determines return. How much return is enough? Graham calls satisfactory return "a subjective term; it covers any ... return, however low, which the investor is willing to accept, provided he acts with reasonable intelligence." As the largest owners of the Longleaf Partners Funds, we define 10% above inflation as our satisfactory baseline objective because it is 40% to 50% greater than the market's long-term real return and doubles real savings every 7.2 years. Instead of "satisfactory," however, your partners at Southeastern hope to score "excellent." Over the last ten years Longleaf Partners Fund generated an average annual return of 20.1%, which was 17.4% over inflation or 74% higher than "satisfactory." We will continue to use the standard of "reasonable intelligence" to assess investments. While we hope the next ten years are as prosperous as the last, we think that today's investment climate of low interest rates and high returns on capital make similar returns unlikely.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Over the last few years as speculation rose and the technology and dot.com mania took off, many viewed a real return of 10% as unsatisfactory to put it nicely. The big technology returns of 1999, however, proved speculative and short-lived. Using NASDAQ as a proxy for recent speculation, much of the "easy money" has been eroded since that index peaked on March 10, 2000. By contrast, businesses that met the Graham investment definition generated better than satisfactory gains.

                                   RETURN
                             3/10/00 - 12/31/00
                             ------------------
NASDAQ......................        (51.0)%
Partners Fund...............         40.1
International Fund..........         32.4
Realty Fund.................         29.1
Small-Cap Fund..............         25.3

In last year's Annual Report we quoted value investor Seth Klarman who said, "Being very early and being wrong look exactly the same 99% of the time." At the outset of 2000 most people called us wrong because we did not participate in the speculation of the previous year. As it turned out, we were somewhat early. Our return over the last two years was twice that of the NASDAQ.

                        INITIAL
                       INVESTMENT   VALUE AT   VALUE AT
                        12/31/98    12/31/99   12/31/00
                       ----------   --------   --------
NASDAQ...............     $100        $186       $113
Partners Fund........     $100        $102       $123

While the above demonstrates the vagaries of speculation, satisfactory return should always be defined in absolute terms with all risks considered. Relative numbers do not necessarily preserve or compound capital. Our investment decisions have delivered strong absolute and relative performance over the long-term, but only the former has added to shareholders' accounts. We mention this because we believe it's important for our partners to have realistic return expectations. We do not expect to be the #1 fund in any given year, even though in some years a Longleaf Fund might be at the top of its category, as was Longleaf Partners International Fund in 2000.

What's in store for 2001?
We will continue to execute Graham's disciplines as we have done over our 25-year history. In spite of last year's solid results our return opportunity remains extremely attractive. The price-to-value ratios of all four Funds are 60% or less,

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

still well below our historic average and only a few points above where we began 2000.

While most of the businesses we own have a wide margin of safety in their prices, new qualifying investments in the U.S. are not as abundant as they were a year ago. The market's general decline as previously shown, was not homogeneous. We are assessing some of the technology carnage, but so far have found that the few companies meeting our qualitative criteria do not yet meet our price requirement. By contrast, we continue to have more opportunities than cash in the International Fund, and we encourage you to consider becoming our partners overseas if you have not already done so. Please visit our web site for a more detailed list of reasons we believe the International Fund is attractive.

We hope that you have accessed www.longleafpartners.com and found it useful. We have added the ability to look up account information, and are planning additional enhancements in 2001. We view this as a very efficient and effective way to keep in touch with our partners. Please give us your feedback on the site.

Our annual shareholder gathering will be in Memphis on Monday, May 7 at 5:30 p.m. at the Memphis Botanic Garden. Every year we are honored by the number of people who attend and the distance many travel. We hope to see many of you there again this year.

A message of gratitude
We close this letter with a word of thanks for being logical, disciplined partners who understood the difference between investment and speculation when the rational world seemed gone. Standing against conventional wisdom is never easy, but is often profitable. We are pleased that your patience was rewarded. We congratulate those who mustered the courage to add to their investment early in 2000 - opportunities like those that evolved in the first quarter of 2000 have been rare. The dot.com bubble was a true test of your commitment to Longleaf Partners Funds. Thank you for exhibiting what it takes to help make our partnership a successful one.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
-------------------------                   ------------------------
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund concluded a successful year, returning 20.6% after posting a 12.1% gain in the fourth quarter. By contrast, the S&P 500 Index fell 9.2% in 2000, losing 7.8% in the final quarter. The Fund's significant appreciation came after the first two months of the year when the dot.com bubble began to burst. From NASDAQ's peak on March 10th through year-end, Longleaf Partners Fund delivered a 40.1% return while the S&P dropped 4.9% and NASDAQ lost 51.0%.

Our top holding throughout the year, Waste Management, led the Partners Fund's performance. Wall Street increasingly gained confidence that Maury Myers could fix the systems problems, improve operations, and capture firm waste disposal pricing. By year-end after Waste had traded up 61% to $27.75, many analysts began to issue "buy" reports. Waste was our largest position throughout 2000, moving from 16.4% to 12.3% of assets. While Waste Management remains our largest holding and we believe the value can grow to double today's price, trimming our position enabled us to purchase AT&T.

An inefficient stock market gave us an opportunity to buy AT&T at approximately half of the mid-$30s net value we ascribe to the combination of its four component businesses. The very capable board, including John Malone, Amos Hostetter, Sandy Weill, and Lou Simpson, has elected to distribute the cable, wireless, consumer, and business network companies to shareholders in order to surface their values. These independent entities should be able to more effectively compete for management and capital and to account more responsibly to their owners.

Pioneer Natural Resources rose 120% during the year as energy markets tightened. Numerous oil and gas transactions confirmed our appraisal, which is well above the current price. Scott Sheffield continued to build value at the company with efficient development, exploitation, and exploration programs that increased production and reserves.

Marriott International, which franchises and manages hotels, and Host Marriott, which owns hotel properties, each contributed significantly to the Partners Fund's performance. Results at both companies exceeded our expectations, and earlier investor concerns that hotel oversupply would hurt these two proved incorrect. Marriott, which is our second largest holding, rose 34% in 2000 and Host Marriott, with its dividend, returned 71%. Both remain undervalued and we are delighted to have Bill Marriott and Chris Nasetta as our partners working to build intrinsic value.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Early in the year when it appeared that only technology stocks were going up, some of the best consumer brands in the world became available at most attractive prices. We added Diageo and a small amount of Nabisco. Kraft soon bought Nabisco for twice our purchase price. At Diageo, Paul Walsh intelligently grew value by exchanging its Pillsbury brands at an attractive price for significant cash and a one-third interest in General Mills. Additionally, Walsh worked to improve franchisee relationships at Burger King, purchased core spirits brands from Seagram to complement Diageo's leading industry position, and expanded international demand for Guinness. The market responded to these moves and the stock rose 63% from the time we bought it through year-end.

Although most of our holdings added to performance, several stocks penalized our results. General Motors, our third largest position, fell 30% during the year as analysts focused on shrinking market share and demand in the car business. Our appraisal assumes a pessimistic outlook for cars and a slow-down in trucks. When trucks and autos are combined with the company's net cash and investments, its AAA-rated GMAC finance business, and the rapidly growing DirecTV business of Hughes, GM sells for less than 40% of our appraisal of its intrinsic worth. The board has appropriately taken advantage of the stock's undervaluation to aggressively buy in shares, further enhancing value per share.

UCAR suffered as higher energy costs pressured margins and a declining Euro benefited its main competitor, SGL of Germany. Today's stock price, however, woefully fails to recognize UCAR's normal earnings power and the exciting prospects for fuel cell technology at its Graftech subsidiary.

In the first half of 2000 we sold seven positions, enabling us to buy Diageo and Nabisco, to increase our ownership in several existing holdings, and to meet redemption requests. We had sold most of Philips Electronics and United Health Care in 1999 as the stocks exceeded our appraisals, and we completed these sales in early 2000. In addition we sold our relatively small positions in Crestline Capital, Alexander & Baldwin, and Boston Properties because the stocks were not cheap enough to add to, and their small weightings meant little impact on the portfolio. We sold Pioneer Group after the company had risen 198% from its February low and subsequent to its merger announcement with Unicredito Italiano. We also liquidated our Yasuda Fire and Marine and moved half the proceeds into the better-managed Nippon Fire & Marine. In the fourth quarter we initiated new positions in De Beers and Coca-Cola Enterprises.

Although some of our portfolio weightings changed during the year, the core holdings in the Partners Fund did not dramatically differ. Turnover was a low

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

20% and the Fund went from 24 to 21 names. Most importantly, even after a 20.6% return, the aggregate price-to-value relationship of the Partners Fund's investments is a low 59%, just two percentage points above where it began the year. We were able to move from more fairly valued equities into more discounted opportunities throughout 2000 and the values at many of our companies built faster than the stocks appreciated. The quality of our holdings improved over the last twelve months and their prices remain well below appraisal.

                   PARTNERS FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2000. Each company listed impacted performance by at least $23 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Waste Management, Inc................................  $245,876,444
  Pioneer Natural Resources Company....................   120,411,094
  Marriott International, Inc..........................   110,356,571
  Diageo plc...........................................    75,436,628
  Host Marriott Corporation............................    65,492,149
  Canadian Pacific Limited.............................    48,035,262
  Aetna Inc............................................    40,127,065
  Georgia-Pacific Corporation - Timber Group...........    37,918,933
  The Nippon Fire & Marine Insurance Company, Ltd......    32,256,824
  The Pioneer Group, Inc...............................    32,080,312
  AT&T Corp............................................   (24,528,368)
  UCAR International, Inc..............................   (35,878,125)
  General Motors Corporation...........................   (66,157,368)
  All others, net......................................   (21,405,389)
                                                         ------------
                                                          660,022,032
Interest income........................................     4,530,418
Securities lending fee.................................     1,661,500
Expenses...............................................   (31,349,759)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $634,864,191
                                                         ============

                      PARTNERS FUND - PERFORMANCE HISTORY

                             LONGLEAF PARTNERS FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 OVER TEN YEARS

                                           PARTNERS FUND          S&P 500 INDEX         VALUE-LINE INDEX      INFLATION PLUS 10%
                                           -------------          -------------         ----------------      ------------------
12/90                                         10000.00               10000.00               10000.00               10000.00
                                              10785.35               10446.05               10711.77               10143.12
                                              11733.25               11174.55               11719.99               10241.41
                                              12372.70               11449.53               12120.01               10339.89
                                              12662.56               11487.38               12122.56               10437.97
                                              13138.46               11956.08               12551.15               10551.20
                                              12681.16               11423.44               11957.75               10664.42
                                              13167.84               11969.84               12322.06               10762.71
                                              13431.26               12239.01               12528.19               10875.93
                                              13072.85               12036.33               12356.24               11004.11
                                              13355.85               12212.66               12415.94               11102.39
                                              12832.94               11705.18               11855.71               11215.82
12/91                                         13918.93               13044.87               12722.08               11306.43
                                              14368.60               12816.17               13221.08               11417.05
                                              14862.49               12966.10               13508.85               11552.26
                                              14841.01               12714.36               13126.69               11703.87
                                              15005.82               13103.35               13007.30               11814.49
                                              14799.29               13148.19               13054.75               11925.11
                                              14715.84               12955.42               12569.52               12060.33
                                              14997.48               13501.59               12927.19               12179.14
                                              14608.41               13210.95               12552.17               12306.16
                                              15061.10               13364.93               12596.56               12433.18
                                              15320.00               13427.21               12718.51               12568.39
                                              16110.46               13864.71               13280.27               12679.01
12/92                                         16767.78               14038.74               13606.82               12765.03
                                              17154.44               14168.29               13954.28               12934.38
                                              17444.15               14346.00               13948.67               13085.73
                                              18145.61               14649.57               14287.46               13237.08
                                              17639.19               14312.19               13887.44               13379.44
                                              18185.54               14671.28               14304.30               13503.81
                                              18314.42               14719.56               14198.68               13628.18
                                              18373.73               14675.90               14205.83               13734.55
                                              19185.83               15218.28               14678.30               13876.91
                                              19218.91               15100.95               14683.91               14010.27
                                              19874.76               15427.66               14957.91               14170.62
                                              20056.10               15262.17               14624.22               14285.99
12/93                                         20489.46               15451.62               15066.07               14392.37
                                              21030.86               15988.90               15541.10               14551.79
                                              20881.89               15539.41               15306.90               14721.08
                                              21234.34               14864.88               14533.90               14890.38
                                              21506.85               15070.58               14590.54               15030.06
                                              22393.43               15295.51               14452.78               15159.86
                                              22286.85               14924.31               14025.72               15329.16
                                              22827.03               15429.68               14364.51               15488.58
                                              23753.58               16060.94               15025.26               15667.74
                                              23485.91               16665.31               14689.01               15827.16
                                              23506.29               16060.21               14703.30               15956.97
                                              22318.34               15424.22               14006.84               16096.65
12/94                                         22326.16               15651.87               14159.91               16216.59
                                              22921.89               16067.67               14172.15               16416.72
                                              24265.86               16679.68               14688.50               16616.86
                                              24890.27               17175.07               14899.74               16806.16
                                              25053.22               17692.77               15193.12               16995.46
                                              25875.77               18378.93               15492.63               17163.10
                                              26188.62               18813.47               15872.75               17330.73
                                              26931.65               19449.56               16490.64               17465.87
                                              27557.36               19487.40               16627.38               17644.34
                                              28091.83               20307.25               16888.11               17811.98
                                              28143.97               20248.65               16195.72               18001.28
                                              29004.32               21121.29               16771.26               18125.58
12/95                                         28465.85               21528.66               16890.66               18249.89
                                              29515.65               22465.95               17062.61               18508.97
                                              30161.69               22466.96               17309.86               18720.50
                                              30269.36               22683.76               17600.39               18967.70
                                              30969.23               23032.65               18150.42               19191.12
                                              31647.97               23605.63               18457.57               19378.87
                                              31467.21               23701.01               18076.43               19542.84
                                              30013.64               22663.95               16946.78               19730.59
                                              30673.13               23137.28               17610.08               19918.34
                                              32274.75               24434.85               18178.99               20129.87
                                              32638.15               25122.43               18222.36               20341.39
                                              34872.35               27009.47               19190.78               20529.14
12/96                                         34448.09               26473.14               19149.96               20681.23
                                              35277.26               26142.14               19670.90               20918.77
                                              35895.36               28347.13               19661.21               21156.31
                                              35186.80               27177.92               18918.82               21380.82
                                              36196.88               28815.60               19168.84               21579.24
                                              37538.62               30550.32               20664.83               21738.54
                                              39543.69               31924.29               21423.03               21936.97
                                              42181.95               34470.44               22745.04               22135.39
                                              41262.33               32537.13               22604.21               22346.85
                                              45378.01               34315.51               23842.03               22571.36
                                              43478.46               33182.12               22778.71               22795.86
                                              43840.28               34704.97               22963.42               22955.16
12/97                                         44179.48               35300.96               23182.31               23101.43
                                              45199.80               35703.00               22821.57               23336.90
                                              48209.71               38260.06               24479.31               23572.38
                                              50182.32               40219.46               25507.42               23807.86
                                              51593.75               40634.79               25561.00               24043.34
                                              50794.60               39916.96               24480.33               24278.82
                                              52171.92               41545.39               24322.16               24499.97
                                              51406.69               41115.12               22738.36               24721.13
                                              43941.41               36166.67               16713.20               24942.28
                                              42598.00               37412.33               19553.55               25163.44
                                              46237.11               40470.60               20836.78               25413.24
                                              48770.39               42910.58               21635.78               25605.75
12/98                                         50489.10               45382.46               22304.71               25783.94
                                              52621.28               47288.84               21996.02               26061.73
                                              52745.49               46806.09               20728.61               26308.06
                                              53635.62               47636.78               20881.68               26601.59
                                              61170.69               49492.86               22729.22               27005.23
                                              60218.45               48302.17               22969.03               27220.10
                                              61232.79               50984.51               23764.48               27434.96
                                              56927.04               49397.24               23129.24               27728.49
                                              54815.56               49150.14               22096.54               28006.28
                                              51855.35               47796.10               21309.76               28347.00
                                              52724.78               60853.42               21156.18               28609.06
                                              51582.90               51877.67               21391.91               28839.66
12/99                                         61592.18               54936.53               21992.45               29054.52
                                              50182.15               52170.33               20900.56               29382.96
                                              45196.66               61167.79               20518.39               29797.72
                                              48797.29               56173.13               21871.52               30281.53
                                              51390.76               54487.88               21416.91               30540.91
                                              63631.70               53347.96               20867.39               30817.56
                                              52926.68               54677.09               20809.74               31215.05
                                              54034.56               53831.62               20886.31               31526.23
                                              56627.30               57155.38               22214.91               31768.35
                                              56494.96               54145.75               21422.01               32165.84
                                              56527.30               53932.33               20936.27               32459.75
                                              59250.08               49661.43               19202.61               32719.14
12/00                                         62221.22               49910.20               20076.02               32961.26

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                         Value-Line
                                    PARTNERS   S&P 500   (Geometric)   Inflation
                                      FUND      Index       Index      Plus 10%*
                                    --------   -------   -----------   ---------
One Year                             20.60%     (9.15)%     (8.71)%      13.39%
Five Years                           16.93      18.31        3.52        12.54
Ten Years                            20.06      17.44        7.22        12.66
Since Public Offering 4/8/87         15.85      14.34        2.75        13.26

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                       PARTNERS FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 41.8% OF NET ASSETS)

WASTE MANAGEMENT, INC. (WMI)                                               12.3%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

MARRIOTT INTERNATIONAL, INC. (MAR)                                         11.4%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

GENERAL MOTORS CORPORATION (GM)                                             6.2%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

FEDEX CORPORATION. (FDX)                                                    6.0%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

PIONEER NATURAL RESOURCES COMPANY (PXD)                                     5.9%
Oil and gas exploration and production company with reserves in North America, Argentina, and South Africa.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

               NEW HOLDINGS                           ELIMINATIONS
               ------------                           ------------
AT&T Corp.                                 Alexander & Baldwin, Inc.
Coca-Cola Enterprises Inc.                 Boston Properties Inc.
De Beers Consolidated Mines Ltd.           Crestline Capital Corporation
Diageo plc                                 Koninklijke Philips
Diageo plc (ADR)                           Electronics N.V.
Nabisco Holdings Corp. - Class A           Nabisco Holdings Corp. - Class A
                                           The Pioneer Group, Inc.
                                           United Healthcare Corporation
                                           The Yasuda Fire & Marine Insurance
                                             Company, Ltd.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                             VALUE
    ----------                                                       --------------
Common Stock 96.4%

                     Beverages 7.1%
     4,000,000       Coca-Cola Enterprises Inc....................   $   76,000,000
    14,579,600       Diageo plc (Foreign).........................      163,342,549
       620,100       Diageo plc ADR (Foreign).....................       27,516,937
                                                                     --------------
                                                                        266,859,486
                                                                     --------------
                     Environmental Services 13.4%
     2,890,900   *   Allied Waste Industries, Inc.................       42,098,731
    16,580,000       Waste Management, Inc........................      460,095,000
                                                                     --------------
                                                                        502,193,731
                                                                     --------------
                     Health Insurance 1.8%
     1,611,000       Aetna Inc....................................       66,151,687

                     Lodging 19.6%
    15,070,000       Hilton Hotels Corporation....................      158,235,000
    11,700,250       Host Marriott Corporation(b).................      151,371,984
    10,103,600       Marriott International, Inc..................      426,877,100
                                                                     --------------
                                                                        736,484,084
                                                                     --------------
                     Manufacturing 1.2%
     4,450,000   *   UCAR International, Inc.(b)..................       43,387,500

                     Multi-Industry 6.2%
     4,549,900       General Motors Corporation...................      231,760,531

                     Natural Resources 15.0%
     1,493,700       De Beers Consolidated Mines Ltd. (Foreign)...       39,956,475
     6,263,200       Georgia-Pacific Corporation - Timber Group...      187,504,550
    11,201,032   *   Pioneer Natural Resources Company(b).........      220,520,318
     2,900,000       Rayonier Inc.(b).............................      115,456,250
                                                                     --------------
                                                                        563,437,593
                                                                     --------------
                     Property & Casualty Insurance 3.9%
    42,454,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)(b)..........................      148,700,399

                     Publishing 4.5%
     2,973,300       Knight Ridder, Inc...........................      169,106,438

                     Real Estate 3.7%
     9,122,700       TrizecHahn Corporation (Foreign).............      137,980,838

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                             VALUE
    ----------                                                       --------------
                     Restaurants 5.0%
     5,690,000      *Tricon Global Restaurants, Inc...............   $  187,770,000

                     Telecommunications 4.4%
     9,503,100       AT&T Corp....................................      164,522,419

                     Transportation 10.6%
     6,132,100       Canadian Pacific Limited (Foreign)...........      175,148,106
     5,615,000      *FedEx Corporation(c).........................      224,375,400
                                                                     --------------
                                                                        399,523,506
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,311,989,211)....    3,617,878,212
                                                                     --------------

       PAR
    ----------
    Short-Term Obligation 2.7%
    99,701,000       Repurchase Agreement with State Street Bank,
                       5.55% due 1-2-01 (Collateralized by U.S.
                       government agency securities)..............       99,701,000
                                                                     --------------
TOTAL INVESTMENTS (COST $3,411,690,211)(a)................   99.1%    3,717,579,212
OTHER ASSETS AND LIABILITIES, NET.........................    0.9        34,414,041
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,751,993,253
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $22.71
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $626,374,113, and $(320,485,112) respectively.
(b) Affiliated Company. See Note 7.
(c) A portion designated as collateral for forward currency contracts, see Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 18% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value      Gain
-------------   ---------------------------------  ------------   -----------
5,500,000,000   Japanese Yen 3-29-01.............  $ 48,844,675   $3,676,334
3,000,000,000   Japanese Yen 6-29-01.............    27,016,933    1,898,729
4,800,000,000   Japanese Yen 9-28-01.............    43,802,400    2,708,603
3,500,000,000   Japanese Yen 12-28-01............    32,354,000       99,985
                                                   ------------   ----------
                                                   $152,018,008   $8,383,651
                                                   ============   ==========

                       See Notes to Financial Statements.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund returned 25.9% in 2000 after gaining 2.2% in the fourth quarter. The EAFE Index lost 3.2% during the quarter on its way to a 15.2% decline for the year. In U.S. dollar terms, every major index in the world outside of China ended lower in 2000. In most cases, declines were significant double-digit drops driven by the bursting of an overseas technology bubble even more inflated than that in the United States. From the March 10th NASDAQ peak, EAFE fell 14% while Longleaf Partners International Fund gained 32%.

According to several publications our Fund was the best performing International Fund during 2000. We are certain of few things, but know that our relative performance has nowhere to go but down. We are focused on absolute return and are gratified that, for the second consecutive year, we nearly doubled our objective of 10% over inflation without taking currency risk.

Our success in 2000 was largely due to the perseverance of our exceptional partners. Our shareholders deserve credit for staying the course during the last quarter of 1999 and the first quarter of 2000 when our approach was wildly out of favor. In a year with massive outflows at most international funds, you contributed cash that allowed us to take advantage of extraordinary opportunities to buy quality businesses at steep discounts. Our management partners also deserve credit for growing and crystallizing values in an environment that encouraged them to throw common sense to the wind and transform their companies into the Wall Street flavor of the month.

Our largest new positions in 1999 were Safeway, Sampo, and Bemrose. All three companies reached our appraisals during 2000 and were sold. In each case, management worked to realize our value -- through aggressively repurchasing shares at Sampo, executing strongly at Safeway, and breaking up the company at Bemrose.

In the first quarter we sold Nippon Broadcasting, the largest contributor to the Fund's performance in 1999 and the second largest in 2000. We used the proceeds from Nippon and Bemrose along with inflows to purchase Molson and Diageo. At the time, Wall Street disdained food and beverage companies because they did not provide double-digit revenue growth. Dan O'Neill at Molson and Paul Walsh at Diageo have tremendous, cash-generating brands and a rare combination of operational and capital allocation skills. We bought their companies near all-time lows, significantly below our appraisals. Both have nearly doubled in less than a year, substantially adding to the Fund's performance. Despite these gains, Molson and Diageo remain attractive because their values have also grown substantially during our holding period.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Our insurance holdings contributed to Longleaf Partners International Fund's return in 2000. After nearly two years of steady declines in stock prices despite value-enhancing moves by management, our Japanese non-life investments generated positive returns. Nippon, our largest holding and the fifth largest contributor to the Fund's performance, has become the most shareholder-oriented non-life insurer in Japan. Despite rising from its low of Y245 to over Y400 by year-end, Nippon remains at less than a third of our appraisal. President Ken Matsuzawa is focused on building value like no other manager we have met in Japan. Nissan, our other Japanese non-life position, also rallied from its lows after announcing a merger with Yasuda Fire and Marine. Prem Watsa's Fairfax, which is benefiting from industry pricing trends as well as Watsa's skillful investment policies, rose dramatically during the year but remains far below its intrinsic worth.

The continuing rally in oil and gas stocks helped our investments in Gendis, the third largest contributor to the Fund's performance, and Gulf Canada, which we sold to fund more undervalued businesses. We are grateful to Gendis' Chairman, Albert Cohen, and President, Allan Mackenzie, who forced the market to recognize a portion of Gendis' value by distributing part of Fort Chicago, a pipeline company that will bring much needed Canadian natural gas to the United States.

Not all of our investments appreciated in 2000. Brierley, Sea Containers, MOS Food, and TrizecHahn declined during the year. In each case management has taken specific steps to realize value, either by splitting up the company (Sea Containers and TrizecHahn), selling assets (Brierley), or revamping operations
(MOS). At Sea Containers and MOS, deterioration in underlying business conditions somewhat explains the stocks' poor performance, and we are closely monitoring the impact on our appraisals. Brierley and TrizecHahn's shares remain cheap despite fundamentals that have consistently exceeded our expectations.

Our success in 2000 created an unusually high tax bill generated by distributed gains. As the largest taxable investors in the Fund, we are extremely aware of the importance of tax efficiency. We will not, however, compromise our margin of safety for tax deferral.

The positive results of our approach are that we enter 2001 with few imbedded gains in the Fund's NAV and have a portfolio selling at a price-to-value ratio of 55%, roughly where we ended 1999. This low P/V indicates that we harvested gains when investments reached appraisal and reinvested in more undervalued names, and that the values grew at those companies we held. We are excited about every business we own, and we have a number of places to invest new cash.

                 INTERNATIONAL FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2000. Each company listed impacted performance by at least $4 million.

                                                              CONTRIBUTION
FROM PORTFOLIO HOLDINGS BY COUNTRY:                           ------------
CANADA
  Molson Inc................................................  $ 10,523,453
  Gendis Inc................................................     9,445,830
  Fairfax Financial Holdings Limited........................     7,003,300
  Gulf Canada Resources Limited.............................     6,085,651
  Other securities and foreign exchange, net................     4,517,709
                                                              ------------
                                                                37,575,943
                                                              ------------
FINLAND
  Sampo Insurance Company Ltd and foreign exchange, net.....     5,752,226
JAPAN
  Nippon Broadcasting System................................    10,268,806
  The Nippon Fire & Marine Insurance Company, Ltd...........     8,178,932
  The Nissan Fire & Marine Insurance Company, Ltd...........     4,324,154
  MOS Food Service, Inc.....................................    (4,025,095)
  Other securities and foreign exchange, net................    (4,173,676)
                                                              ------------
                                                                14,573,121
                                                              ------------

SINGAPORE
  Brierley Investments Limited and foreign exchange, net....    (4,399,535)
UNITED KINGDOM
  Diageo plc................................................    10,177,076
  Bemrose Corporation plc...................................     6,204,825
  Safeway plc...............................................     4,172,043
  Other securities and foreign exchange, net................     8,149,431
                                                              ------------
                                                                28,703,375
                                                              ------------

All other securities and foreign exchange, net..............    (4,766,181)
Interest income.............................................     1,286,882
Expenses....................................................    (5,994,423)
                                                              ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $ 72,731,408
                                                              ============

                    INTERNATIONAL FUND - PERFORMANCE HISTORY

                      LONGLEAF PARTNERS INTERNATIONAL FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         SINCE PUBLIC OFFERING 10/26/98

                                                                            MORGAN STANLEY CAPITAL
                                                                             INTERNATIONAL EUROPE,
                                                   INTERNATIONAL          AUSTRALASIA, FAR EAST INDEX
                                                        FUND                        (EAFE)                 INFLATION PLUS 10%
                                                   -------------          ---------------------------      ------------------
10/26/1998                                            10000.00                      10000.00                    10000.00
                                                      10218.58                      10168.83                    10106.61
                                                      10907.10                      10676.83                    10188.77
12/98                                                 10901.77                      11084.86                    10264.82
                                                      11043.92                      11039.11                    10375.41
                                                      10650.27                      10762.93                    10473.48
3/99                                                  11546.91                      11199.02                    10590.33
                                                      13143.35                      11639.61                    10751.03
                                                      12902.79                      11027.13                    10836.57
6/99                                                  13362.04                      11443.97                    10922.11
                                                      13657.28                      11770.66                    11038.96
                                                      13799.43                      11800.15                    11149.56
9/99                                                  13602.61                      11905.48                    11285.20
                                                      13886.90                      12338.04                    11389.53
                                                      13350.31                      12753.65                    11481.33
12/99                                                 13558.39                      13885.59                    11566.87
                                                      13964.47                      12990.78                    11597.63
                                                      12813.92                      13327.83                    11862.74
3/00                                                  13840.39                      13831.33                    12055.35
                                                      14235.18                      13090.65                    12158.62
                                                      14539.74                      12758.11                    12286.75
6/00                                                  15239.09                      13243.19                    12427.00
                                                      15915.88                      12675.15                    12550.88
                                                      17043.87                      12772.42                    12547.27
9/00                                                  16705.47                      12137.91                    12805.52
                                                      16479.88                      11838.77                    12922.52
                                                      16461.75                      11382.44                    13025.79
12/00                                                 17074.44                      11774.14                    13122.18

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
One Year                                   25.93%      (15.21)%   13.39%
Since Public Offering 10/26/98             27.76         7.77     13.22

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                         COUNTRY WEIGHTING OF PORTFOLIO
                             (STOCKS AND FORWARDS)

Canada................................   42.9%
Japan.................................   19.0
United States.........................   12.0
South Africa..........................   11.0
United Kingdom........................    8.0
Singapore.............................    4.0
Bermuda...............................    3.1
                                        -----
                                        100.0%
                                        =====

                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 42.6% OF NET ASSETS)

DE BEERS CONSOLIDATED MINES LTD. (DBRSY)                                   10.5%
World's largest diamond miner and marketer.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    9.2%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

THE NIPPON FIRE & MARINE INSURANCE COMPANY, LTD.                            8.9%
Japanese provider of both non-life (property/casualty) and life insurance services.

TRIZECHAHN CORPORATION (TZH)                                                7.9%
A Canadian based real estate development company with commercial and retail properties across North America and Europe and a 33% stake in Global Switch, a telecom real estate service company.

DIAGEO PLC (DGE AND DEO)                                                    6.1%
Owner of premium spirits brands including Smirnoff, Johnnie Walker, Tanqueray, Gordons, Hennessy, and Baileys; the world's leading stout, Guinness; and the Burger King restaurant franchise.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Brascan Corporation                 Banco Hipotecario
Diageo plc                          Bemrose Corporation plc
Diageo plc (ADR)                    The Dai-Tokyo Fire and Marine
Fairfax Financial Holdings Limited    Insurance Company Ltd.
Guinness Peat Group plc             Ezaki Glico Co., Ltd.
Molson Inc. -- Class A              Gulf Canada Resources Limited
Tenma Corporation                   Hollinger Inc.
Tricon Global Restaurants, Inc.     Jarvis Hotels plc
TrizecHahn Corporation              Kentucky Fried Chicken Japan
United International Holdings       Nippon Broadcasting System
  Corporate Bonds                   Safeway plc
                                    Sampo Insurance Company Ltd.
                                    Wassall PLC
                                    Weetabix Limited
                                    The Yasuda Fire & Marine Insurance
                                      Company, Ltd.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                                VALUE
    -----------                                                          ------------
Common Stock 90.0%
                      Beverages 11.8%
        909,200       Diageo plc (United Kingdom)(d)..................   $ 10,186,222
        328,100       Diageo plc ADR (United Kingdom).................     14,559,437
        797,000       Molson Inc. -- Class A (Canada).................     22,816,911
                                                                         ------------
                                                                           47,562,570
                                                                         ------------

                      Multi-Industry 13.2%
      1,285,000       Brascan Corporation (Canada)....................     18,778,795
    129,910,000       Brierley Investments Limited (Singapore)(d).....     16,856,834
      8,792,199       Guinness Peat Group plc (United Kingdom)........      5,778,866
        555,000       Sea Containers Limited (Bermuda)................     12,071,250
                                                                         ------------
                                                                           53,485,745
                                                                         ------------
                      Natural Resources 13.3%
      1,585,000       De Beers Consolidated Mines Ltd. (South
                        Africa).......................................     42,398,750
      3,349,996       Gendis Inc. (Canada)(b)(c)......................     11,653,615
                                                                         ------------
                                                                           54,052,365
                                                                         ------------
                      Plastics 0.7%
        308,000       Tenma Corporation (Japan).......................      2,750,961

                      Property & Casualty Insurance 23.6%
        245,000      *Fairfax Financial Holdings Limited
                        (Canada)(d)...................................     37,271,971
     10,250,000       The Nippon Fire & Marine Insurance Company, Ltd.
                        (Japan)(d)....................................     35,901,896
      6,620,000       The Nissan Fire & Marine Insurance Company, Ltd.
                        (Japan)(d)....................................     22,259,876
                                                                         ------------
                                                                           95,433,743
                                                                         ------------
                      Publishing 4.9%
      1,248,500       Hollinger International Inc. (Canada)...........     19,819,937

                      Real Estate 11.5%
      4,671,600      *O&Y Properties Corporation (Canada)(b)(c)(d)....     14,462,676
      2,118,000       TrizecHahn Corporation (Canada).................     32,034,750
                                                                         ------------
                                                                           46,497,426
                                                                         ------------
                      Restaurants 5.9%
        979,000       MOS Food Service, Inc. (Japan)(d)...............      7,706,832
        490,000      *Tricon Global Restaurants, Inc. (United
                        States).......................................     16,170,000
                                                                         ------------
                                                                           23,876,832
                                                                         ------------

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                                VALUE
    -----------                                                          ------------
                      Transportation 5.1%
        280,000       Canadian Pacific Limited (Canada)...............   $  7,997,500
        845,200   *   Wisconsin Central Transportation Corporation
                        (United States)(d)............................     12,730,825
                                                                         ------------
                                                                           20,728,325
                                                                         ------------
                      TOTAL COMMON STOCKS (COST $346,085,171).........    364,207,904
                                                                         ------------

    PRINCIPAL
      AMOUNT
    ----------
Corporate Bond 4.2%

    41,000,000       United International Holdings, 10.75% due
                       2-15-08 (United States) (cost
                       $19,787,788)(c)...............................     17,015,000
                                                                        ------------

       PAR
    ----------
Short-Term Obligation 1.7%
     6,762,000       Repurchase Agreement with State Street Bank,
                       5.55% due 1-2-01 (Collateralized by U.S.
                       government agency securities)..................      6,762,000
                                                                         ------------
TOTAL INVESTMENTS (COST $372,634,958)(a).......................   95.9%   387,984,904
OTHER ASSETS AND LIABILITIES, NET..............................    4.1     16,520,440
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $404,505,344
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $12.06
                                                                               ======

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes is $373,819,536. Aggregate unrealized appreciation and depreciation are $47,680,778 and $(32,330,832), respectively.
(b) Affiliated Company. See Note 7.
(c) Illiquid security. See Note 8.
(d) Designated as collateral on forward currency contracts. See Note 10.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value   Gain/(Loss)
-------------   ----------------------------------  ------------   -----------
    2,500,000   Australian Dollar 3-29-01           $ 1,389,907    $   72,012
    2,500,000   British Pound 6-29-01                 3,742,099        33,651
   10,750,000   Canadian Dollar 3-29-01               7,168,940        85,846
   10,000,000   Canadian Dollar 9-28-01               6,684,280        50,634
3,450,000,000   Japanese Yen 6-29-01                 31,069,473     2,275,406
3,000,000,000   Japanese Yen 10-25-01                27,483,150     2,044,409
    6,000,000   New Zealand Dollar 3-29-01            2,653,862       (28,382)
   13,000,000   New Zealand Dollar 6-29-01            5,741,222      (440,422)
    4,000,000   New Zealand Dollar 9-28-01            1,763,050      (107,450)
   20,500,000   New Zealand Dollar 10-25-01           9,030,327      (799,577)
                                                    -----------    ----------
                                                    $96,726,310    $3,186,127
                                                    ===========    ==========

                       See Notes to Financial Statements.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund delivered 3.2% in the fourth quarter and finished 2000 with a 14.8% return. The Fund exceeded our goal of inflation plus 10% and substantially outperformed the broad stock market indices such as the S&P 500 and the more speculative NASDAQ. Although real estate fundamentals were similar over the last two years, market psychology changed dramatically. After negative returns in 1999 and the first two months of 2000, money began to flow back into real estate companies. From the March 10th NASDAQ peak through year-end Longleaf Partners Realty Fund rose 29.1% while the NASDAQ sank 51.0%. We are pleased that the Realty Fund provided competitive equity returns as well as diversification from the broader equity market.

The Realty Fund fell short of its real estate benchmarks in 2000. While most of our holdings appreciated, many did not enjoy the sizable returns experienced by the REITs that dominate the market weighted indices. According to a January 5, 2001 Goldman Sachs' research report, the renewed interest in real estate was not universally enjoyed. The report states, "Growth crushed value in 2000, 28.7% versus 14.0%. Large-cap REITs destroyed small-cap REITs, 33.2% versus 9.9%." Longleaf Partners Realty Fund owns smaller and less expensive companies than the indices, and this hurt our relative performance in 2000. The aggregate values of our companies compounded faster than our solid 14.8% return, however, and the Realty Fund's price-to-value ratio is actually more attractive than it was a year ago. We own companies with larger margins of safety than are reflected in the indices, and we therefore view our relative and absolute return opportunity as more compelling.

Our good friends at Tweedy, Browne recently wrote, "When you own a stock, its price only matters when you plan to sell. Until that time, the stock's price movements are really just entertainment." We patiently hold an undervalued stock as long as the value at the company is building because we know that rational pricing will ultimately prevail and at that point we will receive our growing deferred gains.

Our lodging stocks present a good case of relative opportunity and waiting for deferred return. In 2000 the hotel companies we owned all enjoyed solid operating results. Supply growth continued to dissipate and demand remained robust, especially for the high quality, high barrier to entry hotels that we own. These strong fundamentals combined with effective management by Chris Nassetta and his team resulted in Host Marriott's stock returning 71%, which contributed substantially to the Realty Fund's performance. By contrast, the Fund's largest holding, Hilton, enjoyed the same trends and had superb leadership in Steve Bollenbach, but rose only 9%. Although Host Marriott, a large-cap

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

REIT, remains well below appraisal, we believe the return opportunity at Hilton is over twice as high. Hilton's overweighting in the portfolio resulted in lower relative performance, but because of the size of the discount and the value growth, a much higher potential return.

Boston Properties and TrizecHahn offer another example of price "entertainment" during 2000. Both companies own outstanding urban office assets and each reported some of the strongest same property operating results among office real estate firms. Mort Zuckerman at Boston Properties and Peter Munk at TrizecHahn have tremendous track records for rewarding shareholders. Boston Properties, a large-cap REIT with a higher price/FFO (funds from operations) multiple enjoyed a 47% return during the year. TrizecHahn fell 10% when the stock was downgraded because the company's plan to defer current FFO for higher future return did not fit well with Wall Street's short-term models. We believe that TrizecHahn's plan added value for shareholders by selling Canadian office assets and non-strategic U.S. properties and reinvesting in higher returning "telecom hotels." Boston Properties remains below its value, but TrizecHahn is much cheaper and our return prospects substantially larger.

Forest City Enterprises, the Realty Fund's second largest holding, was the largest contributor to 2000 results. Its stock price increased almost 40% during the year and our appraisal grew by 25% - truly outstanding performance from our partners, the Ratner family.

Catellus Development delivered solid results which the stock's 37% rise partially reflected. The company made material progress at its two major developments -- Mission Bay in downtown San Francisco and Fremont in Silicon Valley. Catellus' land sales and new long-term leases confirmed our appraisal. Despite the recent "tech" slowdown, market rents are well in excess of our assumptions, vacancies are very low, and the area has extremely tight supply. Catellus should continue to benefit from its unique land holdings in one of the world's most attractive real estate markets.

Waste Management is an unconventional but high quality real estate holding that added to the Realty Fund's 2000 results with a 61% gain. The quality of Waste's uniquely positioned landfills more than offset the operational challenges facing the company's new management team led by Maury Myers. As the company produced steady results, the stock rose to a more reasonable level throughout the year. The price has a long way to go to reach our appraisal.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Beacon Capital Partners announced a plan of liquidation to bridge the gap between its greatly discounted stock price and its value. In the first quarter we received stakes in two "new economy" companies whose cost bases were immaterial to Beacon. Because of Beacon's investment we enjoyed gains of 353% and 410% in these spin-offs and quickly sold them before their stock prices fell 95% and 77%, respectively.

Several holdings negatively impacted the Realty Fund's return in 2000. Mid-year Excel Legacy announced a plan to sell non-core assets, focus on its most promising developments, and repurchase stock. The early results were encouraging. Led by Gary Sabin, management is a large owner and has a long history of creating value.

We sold our stake in Prime Retail in 2000. The company's value declined as former management made a combination of poor capital allocation and financing decisions. We maintained confidence in management despite our growing concerns about the company's direction. By the time financials were released and the damage could be substantiated, the stock had plummeted. We will be much less likely to give management the benefit of the doubt if faced with a similar situation in the future.

Bay View suffered as its FMAC acquisition failed when the secondary market for mortgages dried up. The stock declined 56% during the year. Although the value of the company has deteriorated, Bay View's core business remains sound and the price of the stock is well below our adjusted appraisal. We are encouraged by management's efforts to correct an admitted error and are optimistic about Bay View's potential from today's extremely depressed price.

Newhall Land and Farming was down slightly in 2000 due to concerns about regulatory delays slowing its development plans in northern Los Angeles County. Meanwhile, the value of its properties increased as demand for housing exceeded supply by as much as 6 to 1 in southern California. Management took advantage of the low stock, repurchasing nearly 11% of outstanding shares at roughly half of our appraisal of their value.

The vast majority of our holdings are growing their values, remain far below our appraisals, and represent substantial opportunities. We continue to find new ideas that qualify for investment. We thank you, our partners, for your long-term perspective and for your confidence in us. We look forward to updating you as 2001 progresses.

                    REALTY FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2000. Each company listed impacted performance by at least $4 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Forest City Enterprises, Inc.........................  $ 22,715,126
  Catellus Development Corporation.....................    20,092,214
  Host Marriott Corporation............................    16,058,354
  Waste Management, Inc................................    15,511,833
  Beacon Capital Partners, Inc.*.......................    13,296,810
  Boston Properties Inc................................    11,309,385
  Marriott International, Inc..........................     9,292,369
  Hilton Hotels Corporation............................     8,077,575
  IHOP Corp............................................     7,882,752
  TimberWest Forest Corp...............................     5,795,584
  Getty Realty Corp....................................     5,552,993
  Excel Legacy Corporation.............................   (14,712,631)
  Prime Retail, Inc....................................   (17,489,199)
  Bay View Capital Corp................................   (17,793,306)
  All others, net......................................      (672,777)
                                                         ------------
                                                           84,917,082
Interest income........................................       939,121
Expenses...............................................    (7,026,187)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $ 78,830,016
                                                         ============

* Includes all amounts associated with Beacon and its Voting Trust spin-offs.

                       REALTY FUND - PERFORMANCE HISTORY

                         LONGLEAF PARTNERS REALTY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                          SINCE PUBLIC OFFERING 1/2/96

                                                                                      WILSHIRE REAL ESTATE
                                            REALTY FUND            NAREIT INDEX         SECURITIES INDEX     INFLATION PLUS 10%*
                                            -----------            ------------       --------------------   -------------------
12/95                                         10000.00               10000.00               10000.00               10000.00
1/96                                          10250.00               10192.12               10093.65               10141.97
                                              10630.00               10270.67               10292.88               10257.87
                                              10840.00               10255.89               10379.03               10393.32
                                              11100.00               10289.26               10434.84               10515.74
                                              11640.00               10568.51               10668.52               10618.62
6/96                                          11690.00               10714.15               10874.64               10708.47
                                              11550.00               10808.40               10777.86               10811.35
                                              12020.00               11246.07               11238.50               10914.22
                                              12890.00               11441.65               11518.74               11030.13
                                              12860.00               11808.73               11828.80               11146.04
                                              13550.00               12346.01               12319.27               11248.91
12/96                                         14068.85               13576.23               13635.20               11332.25
                                              14582.46               13727.36               13828.77               11462.41
                                              15065.86               13739.15               13841.41               11592.57
                                              15015.50               13612.10               13890.15               11715.59
                                              14783.88               13301.75               13441.37               11824.31
                                              15549.25               13727.47               13841.15               11911.60
6/97                                          16385.13               14386.32               14525.19               12020.33
                                              17100.15               14816.93               15008.94               12129.05
                                              17523.12               14787.14               14897.77               12244.92
                                              18832.32               15968.37               16388.46               12367.94
                                              17966.24               15561.48               15670.74               12490.96
                                              18177.72               15825.23               15985.16               12578.25
12/97                                         18251.25               16136.78               16342.22               12658.39
                                              18093.46               16061.33               16114.38               12787.42
                                              18472.15               15788.76               15907.21               12916.45
                                              18503.71               16049.16               16220.93               13045.48
                                              18493.19               15533.23               15709.28               13174.51
                                              18345.92               15401.53               15559.04               13303.54
6/98                                          17578.00               15305.47               15476.56               13424.72
                                              17125.66               14302.18               14399.63               13545.91
                                              14758.79               12822.27               12904.08               13667.09
                                              14474.76               13636.18               13626.48               13788.27
                                              15148.01               13264.80               13438.66               13925.15
                                              15788.66               13506.27               13690.74               14030.63
12/98                                         15882.17               13099.38               13495.25               14128.27
                                              15521.95               12838.96               13202.63               14280.49
                                              14746.95               12494.28               13098.35               14415.46
                                              14692.37               12431.47               13027.72               14576.30
                                              16264.21               13638.56               14416.11               14797.48
                                              16288.05               13938.67               14659.99               14915.21
6/99                                          16820.91               13746.90               14412.18               15032.95
                                              16165.97               13242.40               13850.16               15193.78
                                              15249.07               12953.26               13686.90               15346.00
                                              14725.12               12471.16               13037.57               15532.69
                                              14561.38               12149.48               12794.56               15676.29
                                              14452.23               11896.81               12593.49               15802.65
12/99                                         14222.51               12251.14               13067.22               15920.38
                                              13606.09               12292.74               13120.93               16100.35
                                              13112.95               12132.32               12869.64               16327.61
                                              13594.88               12525.62               13433.43               16592.72
                                              13953.52               13350.61               14390.82               16734.85
                                              14388.21               13490.30               14582.66               16886.44
6/00                                          14928.59               13848.21               15053.49               17104.24
                                              15354.48               15025.03               16220.32               17274.75
                                              15511.39               14429.11               15814.09               17407.42
                                              15813.99               14893.09               16327.66               17625.23
                                              15365.69               14254.62               15618.25               17786.27
                                              15612.26               14424.34               15968.77               17928.40
12/00                                         16322.65               15422.98               17079.44               18061.07

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
One Year                            14.77%      30.70%     25.89%     13.39%
Since Public Offering 1/2/96        10.30       11.30       9.05      12.54

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                        REALTY FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 47.7% OF NET ASSETS)

HILTON HOTELS CORPORATION (HLT)                                            14.1%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

FOREST CITY ENTERPRISES, INC. (FCE)                                        12.7%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport redevelopment, and mixed-use projects in both New York's Times Square and San Francisco.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      8.7%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, and apartments. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed-use development at Mission Bay on the waterfront in downtown San Francisco.

PRIME GROUP REALTY TRUST (PGE)                                              6.5%
A REIT that owns 8 million square feet of central business district and suburban office space predominantly in the Chicago area. Also owns 4 million square feet of industrial properties and is developing the 1.5 million square foot Dearborn Center in downtown Chicago.

EXCEL LEGACY CORPORATION (XLG)                                              5.7%
A C-corp. focused on development, redevelopment, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/entertainment developments primarily located in the western U.S. including Scottsdale, Anaheim, and Newport, KY across the river from Cincinnati.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

               NEW HOLDINGS                             ELIMINATIONS
               ------------                             ------------
CO Space, Inc. Voting Trust* (Beacon        CO Space, Inc. Voting Trust*
  Capital Partners, Inc.)                     (Beacon Capital Partners, Inc.)
Cypress Communications, Inc. Voting Trust*  Cousins Properties Incorporated
  (Beacon Capital Partners, Inc.)           Cypress Communication, Inc.
                                            Voting Trust* (Beacon Capital
                                              Partners, Inc.)
                                            Excel Legacy Corporation - Series A
                                              Liquidating Preference
                                            Convertible(1)
                                            The Pioneer Group, Inc.
                                            Prime Retail, Inc.
                                            Rayonier Inc.

 * Acquired through spin-off of existing position (name of original holding).
 (1) Converted to common

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock 90.5%
                     Diversified Realty 27.1%
     3,089,500   *   Catellus Development Corporation.................   $ 54,066,250
    16,640,900   *   Excel Legacy Corporation(b)(d)...................     35,569,924
     1,864,050       Forest City Enterprises, Inc. - Class A..........     73,070,760
       148,600       Forest City Enterprises, Inc. - Class B..........      6,010,870
                                                                         ------------
                                                                          168,717,804
                                                                         ------------
                     Lodging 23.9%
     8,365,000       Hilton Hotels Corporation........................     87,832,500
     2,368,000       Host Marriott Corporation (REIT)(c)..............     30,636,000
       728,300       Marriott International, Inc......................     30,770,675
                                                                         ------------
                                                                          149,239,175
                                                                         ------------
                     Mortgage Financing 2.3%
     2,250,647       Bay View Capital Corp.(b)........................     14,066,544

                     Natural Resources/Land 11.8%
       650,000       Deltic Timber Corporation(b).....................     15,518,750
     4,156,000       TimberWest Forest Corp. (Foreign)(b).............     30,021,704
     1,018,000       Waste Management, Inc............................     28,249,500
                                                                         ------------
                                                                           73,789,954
                                                                         ------------
                     Office 17.4%
     1,885,000       Beacon Capital Partners, Inc. (REIT)(b)(d).......     13,733,168
       679,000       Boston Properties Inc. (REIT)....................     29,536,500
     2,810,700       Prime Group Realty Trust (REIT)(b)...............     40,403,812
     1,640,000       TrizecHahn Corporation (Foreign).................     24,805,000
                                                                         ------------
                                                                          108,478,480
                                                                         ------------
                     Retail 8.0%
     1,223,800       Getty Realty Corp.(b)............................     18,509,975
     1,434,000   *   IHOP Corp.(b)....................................     31,099,875
                                                                         ------------
                                                                           49,609,850
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $574,289,200)..........    563,901,807
                                                                         ------------

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      UNITS                                                                 VALUE
    ----------                                                           ------------
Trust Units 2.0%
                     Lodging 2.0%
       151,656       Wyndham International, Inc. Voting Trust (Cost
                     $14,258,753)(b)(d)...............................   $ 12,132,480
                                                                         ------------
    CONTRACTS
    ----------
Options (0.1)%
                     Natural Resources/Land (0.1)%
                     Put Options Written
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received $2,581,033)...     (1,396,065)
                     Call Options Purchased
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $3,711,631)................      1,159,157
                                                                         ------------
                                                                             (236,908)
                                                                         ------------
       PAR
    ----------
Short-Term Obligations 10.2%
    25,000,000       Federal Mortgage Acceptance Corporation, 6.5% due
                     01-02-01.........................................     24,995,555
    25,000,000       Federal National Mortgage Association, 6.3% due
                     01-30-01.........................................     24,880,028
    13,547,000       Repurchase Agreement with State Street Bank,
                     5.55% due 1-2-01 (Collateralized by U.S.
                     government agency securities)....................     13,547,000
                                                                         ------------
TOTAL INVESTMENTS (COST $653,101,134)(a).......................  102.6%   639,219,962
OTHER ASSETS AND LIABILITIES, NET..............................   (2.6)   (16,021,582)
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $623,198,380
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $14.13

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $102,675,261 and $(123,596,544), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral on Newhall options. See Note 10.
(d) Illiquid or restricted security. See Note 8.

Note: REITs comprise 18% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 9% of net assets.

                       See Notes to Financial Statements.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund rose 5.9% in the fourth quarter and posted a solid 12.8% return for the year. The Fund outperformed the Russell 2000 Index, which fell 6.9% in the quarter and declined 3.0% in 2000. The Small-Cap Fund's positive performance came amidst a substantial market decline of many overvalued stocks. From the March 10th peak of the NASDAQ, Longleaf Partners Small-Cap Fund rose 25.3% while the Russell 2000 fell 19.4% and the NASDAQ shed 51.0%.

We had strong performance because most of our holdings appreciated; several had a substantial impact on our results. Gulf Canada, the Fund's largest holding throughout the year, rose 50% in 2000 and was the largest contributor to performance. In spite of its appreciation, this Canadian oil and gas company remains well below our appraisal. The MONY Group finished the year as the Fund's fifth largest position. During 2000 the company increased free cash flow and in the second half investors renewed their interest in financial services companies. The stock was up 69% in 2000. Pediatrix Medical rebounded dramatically from a low of $6.41 to end the year at $24.06. The stock rallied in the fourth quarter as several state investigations of billing practices ended favorably for this physician management firm specializing in neonatology. Pioneer Group rose 198% from its low in February before we sold the stock in May when Unicredito Italiano agreed to buy the investment management firm. Hilb, Rogal & Hamilton, an insurance brokerage firm specializing in small to mid-size commercial business, appreciated throughout the year as property/casualty rates turned up after a decade of weakness. The stock gained 41% last year. Catellus, the California real estate company, benefited from both development progress and increasing demand in its San Francisco and San Diego markets. The stock increased 37% during the year.

In the second quarter we began adding Fairfax Holdings to the portfolio at an average cost of $118. This Canadian-based insurance company is benefiting from industry pricing trends as well as CEO Prem Watsa's skillful investment policies. The stock ended the year at $152, quickly adding to the Fund's results. Fairfax is the third largest holding in the Small-Cap Fund and remains significantly below our estimate of intrinsic value.

While the majority of our holdings posted gains in 2000, four of our stocks meaningfully dampened results. The largest disappointment was Safety-Kleen, which we sold in the second quarter after the company disclosed accounting irregularities and its accounting firm withdrew its opinions on the audited financials. To date, very little information is available regarding what went wrong at the company. Clearly, however, the combined businesses of Safety-Kleen and

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Laidlaw were worth a vastly lower number than either company's pre-merger financials indicated.

In spite of management's responsible stewardship, the price of U.S. Industries suffered in 2000. The stock fell 43% during the year amid fears of lower demand for building materials and foreign currency weakness. With the divestiture of its lighting company, management has focused the enterprise on its core Jacuzzi and commercial plumbing products businesses. U.S. Industries sells for 40% of our appraisal and we are confident in the quality of both the business and our management partners. Bay View suffered as its FMAC acquisition failed when the secondary market for mortgages dried up. The stock declined 56% during the year. Although the value of the company has deteriorated, the price of the stock is well below our adjusted appraisal. Management is committed to getting that value recognized. Wyndham made great operating progress at its hotels and strengthened its balance sheet during the year, but the stock declined. Wyndham is selling at an incredibly low price of approximately a quarter of our appraisal, while management continues to produce positive results.

Longleaf Partners Small-Cap Fund ended the year with five fewer holdings than at the outset of 2000. In addition to Pioneer Group, we sold Cousins Properties, Midas, Agribrands, and our remaining Romac shares when these stocks approached our appraisals. All five companies provided Fund shareholders with solid returns over the periods we owned them, and we are grateful for the work of our management partners at each. The affiliation with Cousins was especially rewarding over many years, and we hold that management team in the highest regard.

We also liquidated several investments that were less successful. We sold our stake in Carmike Cinemas in the first half when the company's value declined because overbuilding began to negatively impact Carmike's theaters. Although AMETEK and Perrigo had not reached appraisal, we sold these stocks to buy more compelling opportunities.

Our sales helped fund four new holdings including Fairfax. We added Hollinger to the Fund in the second quarter when the stock got incredibly cheap as fears of lower advertising and higher newsprint costs hurt the prices of many newspaper publishers. The stock is less than 50% of our appraisal, and Conrad Black is selling individual papers and using the proceeds to buy in his very undervalued shares. We are ecstatic to be partners with Mr. Black and to watch our value grow under his leadership. We are delighted to own Ralcorp Holdings again (it was spun out of Ralston, a previous Partners Fund holding). Ralcorp is a leader in

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

baked goods for the private label market and is chaired by Bill Stiritz, an all-star corporate partner. We anticipate that Mr. Stiritz will be as successful for us at Ralcorp as he was at Ralston and Agribrands. We added USG in the third quarter when anticipated declines in housing starts, concerns of overcapacity, and fears of asbestos liability sent the stock well below its value. USG has a dominant, low-cost share of the wallboard industry, which has limited and rational competition. Our conservative appraisal assumes that demand and pricing slow. The company has limited exposure to asbestos claims - USG did not make asbestos, but used it in some of their joint compounds. The company has now quantified much of its liability. We are pleased to be partners with Bill Foote, USG's CEO.

We enter 2001 enthusiastically as owners of the Small-Cap Fund. The cash in the portfolio is somewhat temporary, as the trading desk is adding to several existing holdings and buying one new company. The price-to-value ratio of the Fund is 60%, which is below the historic average and implies a good deal of upside potential.

                   SMALL-CAP FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 2000. Each company listed impacted performance by at least $8 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Gulf Canada Resources Limited........................  $ 45,400,202
  The MONY Group, Inc..................................    36,030,173
  Pediatrix Medical Group, Inc.........................    34,340,348
  The Pioneer Group, Inc...............................    34,258,757
  Hilb, Rogal and Hamilton Company.....................    21,919,797
  Catellus Development Corporation.....................    20,168,457
  Fairfax Financial Holdings Ltd.......................    18,146,400
  The Neiman Marcus Group, Inc.........................    13,519,166
  Whitman Corporation..................................    10,617,746
  Fleming Companies, Inc...............................    10,584,270
  TimberWest Forest Corp...............................     9,748,227
  Wisconsin Central Transportation Corporation.........     9,020,050
  Scott Technologies, Inc..............................     8,371,992
  AMETEK, Inc..........................................     8,170,308
  USG Corporation......................................   (13,551,878)
  Wyndham International, Inc...........................   (18,347,350)
  Bay View Capital Corp................................   (23,788,521)
  U.S. Industries, Inc.................................   (31,063,949)
  Safety-Kleen Corp....................................   (69,179,942)
  All others, net......................................    42,238,391
                                                         ------------
                                                          166,602,644
Interest income........................................     2,330,995
Expenses...............................................   (12,844,581)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $156,089,058
                                                         ============

                      SMALL-CAP FUND - PERFORMANCE HISTORY

                        LONGLEAF PARTNERS SMALL-CAP FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 OVER TEN YEARS

                                           SMALL-CAP FUND        VALUE LINE INDEX      RUSSELL 2000 INDEX    INFLATION PLUS 10%*
                                           --------------        ----------------      ------------------    -------------------
12/90                                         10000.00               10000.00               10000.00               10000.00
                                              10550.78               10711.77               10904.33               10143.12
                                              11433.45               11719.99               12120.32               10241.41
                                              11924.21               12120.01               12973.46               10339.89
                                              12143.11               12122.66               12940.82               10437.97
                                              12130.16               12551.15               13557.65               10551.20
                                              11932.45               11957.75               12767.56               10664.42
                                              12306.70               12322.06               13215.59               10762.71
                                              12563.26               12528.19               13704.76               10875.93
                                              12422.03               12356.24               13812.07               11004.11
                                              12411.44               12415.94               14177.38               11102.39
                                              11863.01               11855.71               13521.65               11215.62
12/91                                         12630.77               12722.08               14604.40               11306.43
                                              13007.21               13221.08               15787.74               11417.05
                                              13357.60               13508.85               16248.30               11552.26
                                              13190.69               13126.69               15698.32               11703.87
                                              12956.31               13007.30               15148.34               11814.49
                                              12623.67               13054.75               15349.77               11925.11
                                              12257.89               12569.52               14623.85               12060.33
                                              12216.45               12927.19               15132.69               12179.14
                                              12157.27               12552.17               14705.67               12306.16
                                              11854.22               12596.56               15044.83               12433.18
                                              12126.49               12718.51               15523.04               12568.39
                                              12923.16               13280.27               16710.86               12679.01
12/92                                         13496.47               13606.82               17293.03               12765.03
                                              13609.75               13954.28               17878.33               12934.38
                                              13677.22               13948.67               17465.40               13085.73
                                              14411.16               14287.46               18032.15               13237.08
                                              14167.30               13887.44               17537.17               13379.44
                                              14824.29               14304.30               18313.17               13503.81
                                              14934.38               14198.68               18427.42               13628.18
                                              15239.79               14205.83               18681.84               13734.55
                                              15589.00               14678.30               19488.92               13876.91
                                              15277.67               14683.91               20038.90               14010.27
                                              15926.37               14957.91               20554.67               14170.62
                                              15811.55               14624.22               19878.16               14285.99
12/93                                         16175.46               15066.07               20557.80               14392.37
                                              16628.61               15541.10               21202.35               14551.79
                                              16497.94               15306.90               21125.67               14721.08
                                              16405.63               14553.90               20010.28               14890.38
                                              16115.52               14590.54               20129.22               15030.06
                                              16037.60               14452.78               19903.19               15159.86
                                              15805.03               14025.72               19227.35               15329.16
                                              16097.54               14364.51               19543.25               15488.58
                                              16891.15               15025.26               20632.25               15667.74
                                              17148.89               14689.01               20563.17               15827.16
                                              17658.38               14703.30               20482.01               15956.97
                                              16585.45               14006.84               19654.81               16096.65
12/94                                         16765.96               14159.91               20182.88               16216.59
                                              16831.62               14172.15               19928.23               16416.72
                                              17183.97               14688.50               20757.23               16616.86
                                              17315.31               14899.74               21114.71               16806.16
                                              17441.59               15193.12               21584.21               16995.46
                                              17465.59               15492.63               21955.33               17163.10
                                              17907.60               15872.75               23094.28               17330.73
                                              18248.57               16490.64               24424.56               17465.87
                                              18829.50               16627.38               24929.82               17644.34
                                              19448.31               16888.11               25375.04               17811.98
                                              18766.35               16195.72               24240.20               18001.28
                                              19284.13               16771.26               25258.65               18125.58
12/95                                         19886.10               16890.66               25925.08               18249.89
                                              20559.97               17062.61               25897.20               18508.97
                                              21192.59               17309.56               26704.40               18720.50
                                              21536.40               17600.39               27247.96               18967.70
                                              21962.73               18150.42               28704.96               19191.12
                                              23035.42               18457.57               29836.15               19378.87
                                              22636.60               18076.43               28610.97               19542.84
                                              22457.82               16946.78               26111.99               19730.59
                                              23324.22               17610.08               27628.05               19918.34
                                              23929.33               18178.99               28707.73               20129.87
                                              24410.67               18222.36               28265.29               20341.39
                                              25139.55               19190.78               29429.94               20529.14
12/96                                         25979.71               19149.96               30201.23               20681.23
                                              26794.30               19670.90               30804.80               20918.77
                                              27899.82               19661.21               30057.88               21156.31
                                              27768.91               18918.82               28639.56               21380.82
                                              27376.16               19168.84               28719.40               21579.24
                                              28990.80               20664.83               31914.42               21738.54
                                              30474.52               21423.03               33282.12               21936.97
                                              31201.83               22745.04               34830.83               22135.39
                                              31550.95               22604.21               35627.78               22346.85
                                              32860.11               23842.03               38235.53               22571.36
                                              32467.36               22778.71               36555.90               22795.86
                                              32961.94               22963.42               36319.46               22955.16
12/97                                         33523.43               23182.31               36955.15               23101.43
                                              33916.40               22821.57               36371.93               23336.90
                                              35730.11               24479.31               39061.46               23572.38
                                              37679.85               25507.42               40672.49               23807.86
                                              37936.79               25561.00               40897.40               24043.34
                                              37800.76               24480.33               38694.81               24278.82
                                              38118.16               24322.16               38776.19               24499.97
                                              38556.48               22736.36               35637.06               24721.13
                                              33780.37               18713.20               28717.16               24942.28
                                              33009.54               19553.55               30964.47               25163.44
                                              35125.54               20836.78               32227.41               25413.24
                                              40656.59               21635.80               33915.80               25605.75
12/98                                         37784.05               22304.71               36014.67               25783.94
                                              37336.49               21996.02               36493.10               26061.73
                                              36252.03               20728.61               33537.30               26308.06
                                              36716.80               20881.68               34060.90               26601.59
                                              40899.73               22729.22               37113.06               27005.23
                                              40056.26               22969.03               37655.21               27220.10
                                              41794.84               23764.48               39357.91               27434.96
                                              41846.48               23129.24               38278.07               27728.49
                                              40469.39               22096.54               36861.32               28006.28
                                              39470.99               21309.76               36869.37               28347.00
                                              38851.30               21156.18               37018.71               28609.06
                                              39839.87               21391.91               39229.14               28839.66
12/99                                         39313.00               21992.45               43669.88               29054.52
                                              36919.19               20900.56               42968.54               29382.96
                                              36646.72               20518.39               50064.16               29797.72
                                              37366.81               21871.52               46763.40               30281.53
                                              38437.21               21416.91               43949.56               30540.91
                                              39780.08               20867.39               41387.91               30817.56
                                              39896.85               20809.74               44995.86               31215.05
                                              42134.97               20888.31               43548.26               31526.23
                                              43750.31               22214.91               46870.93               31768.35
                                              41862.50               21422.01               45493.30               32165.84
                                              41512.19               20936.27               43462.63               32459.75
                                              39944.99               19202.51               39001.10               32719.14
12/00                                         44343.71               20076.02               42350.60               32961.26

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                                 Value-Line    Inflation
                                      SMALL-CAP   Russell 2000   (Geometric)     Plus
                                        FUND         Index          Index        10%*
                                      ---------   ------------   -----------   ---------
One Year                                12.80%       (3.02)%        (8.71)%      13.39%
Five Years                              17.40        10.31           3.52        12.54
Ten Years(a)                            16.06        15.53           7.22        12.66
Since Public Offering 2/21/89(a)        11.83        11.71           4.01        13.15

(a) From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

 * Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                       SMALL-CAP FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 28.7% OF NET ASSETS)

GULF CANADA RESOURCES LIMITED (GOU)                                         7.2%
Canadian based exploration and production company with oil and natural gas assets across the world.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         5.7%
A railroad holding company that owns lines in the midwest U.S., Ontario, the United Kingdom, New Zealand, and Australia.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    5.5%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

FLEMING COMPANIES, INC. (FLM)                                               5.2%
A leading food wholesaler which also has Food 4 Less retail stores.

THE MONY GROUP INC (MNY)                                                    5.1%
Financial services company that offers life insurance, annuity and investment products to higher income individuals.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

           NEW HOLDINGS                      ELIMINATIONS
           ------------                      ------------
Fairfax Financial Holdings Limited  Agribrands International, Inc.
Hollinger International Inc.        AMETEK, Inc.
Ralcorp Holdings, Inc.              Carmike Cinemas, Inc. - Class A
USG Corporation                     Cousins Properties Incorporated
                                    Midas Inc.
                                    Perrigo Company
                                    The Pioneer Group, Inc.
                                    Romac International, Inc.
                                    Safety-Kleen Corp.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                               VALUE
    ----------                                                         --------------
Common Stock 90.9%
                     Beverages 3.4%
     3,052,900       Whitman Corporation............................   $   49,991,237

                     Commercial Lighting 6.5%
     2,407,500   *   Genlyte Group Incorporated(b)..................       57,178,125
     1,692,850       Thomas Industries, Inc.(b).....................       39,358,763
                                                                       --------------
                                                                           96,536,888
                                                                       --------------
                     Financial Services 3.5%
       248,760   *   Alleghany Corporation..........................       51,120,180

                     Food 2.2%
     1,984,800   *   Ralcorp Holdings, Inc.(b)......................       32,501,100

                     Food -- Wholesale 5.2%
     6,444,000       Fleming Companies, Inc.(b).....................       76,119,750

                     Health Care 3.1%
     1,895,600   *   Pediatrix Medical Group, Inc.(b)...............       45,612,875

                     Life Insurance 5.1%
     1,517,100       The MONY Group Inc.............................       75,001,631

                     Lodging 3.8%
     2,829,653       Hilton Hotels Corporation......................       29,711,356
    15,450,400   *   Wyndham International, Inc. - Class A(b).......       27,038,200
                                                                       --------------
                                                                           56,749,556
                                                                       --------------
                     Manufacturing 12.6%
     1,720,000   *   The Carbide/Graphite Group, Inc.(b)............        3,440,000
     2,392,200   *   Scott Technologies, Inc.(b)....................       53,525,475
     3,061,900       USG Corporation(b).............................       68,892,750
     7,607,000       U.S. Industries, Inc.(b).......................       60,856,000
                                                                       --------------
                                                                          186,714,225
                                                                       --------------
                     Mortgage Financing 1.3%
     3,114,700       Bay View Capital Corp.(b)......................       19,466,875

                     Natural Resources 11.9%
       845,000       Deltic Timber Corporation(b)...................       20,174,375
    20,936,560   *   Gulf Canada Resources Limited (Foreign)........      105,991,335
     6,950,000       TimberWest Forest Corp. (Foreign)(b)...........       50,204,727
                                                                       --------------
                                                                          176,370,437
                                                                       --------------

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000

      SHARES                                                               VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 10.0%
       537,381       Fairfax Financial Holdings Limited (Foreign)...   $   81,752,036
     1,659,300       Hilb, Rogal and Hamilton Company(b)............       66,164,587
                                                                       --------------
                                                                          147,916,623
                                                                       --------------
                     Publishing 4.2%
     3,913,100       Hollinger International Inc. (Foreign).........       62,120,463

                     Real Estate 6.3%
     3,393,600   *   Catellus Development Corporation...............       59,388,000
     1,544,100   *   IHOP Corp.(b)..................................       33,487,669
                                                                       --------------
                                                                           92,875,669
                                                                       --------------
                     Restaurants 1.2%
       982,400   *   VICORP Restaurants, Inc.(b)....................       17,437,600

                     Retail 4.9%
     2,174,900   *   The Neiman Marcus Group, Inc. -- Class B.......       72,043,563

                     Transportation 5.7%
     5,550,800   *   Wisconsin Central Transportation
                       Corporation(b)...............................       83,608,925
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,199,005,770)..................    1,342,187,597
                                                                       --------------

       PAR
    ----------
Short-Term Obligation 12.6%
    60,000,000       Federal Home Loan Bank Discount Note, 6.28% due
                       2-28-01......................................       59,417,650
    60,000,000       Federal Home Loan Mortgage Corporation, 6.52%
                       due 1-2-01...................................       59,989,333
    40,000,000       Federal Home Loan Mortgage Corporation, 6.50%
                       due 1-30-01..................................       39,795,389
    27,240,000       Repurchase Agreement with State Street Bank,
                       5.55% due 1-2-01 (Collateralized by U.S.
                       government agency securities)................       27,240,000
                                                                       --------------
                                                                          186,442,372
                                                                       --------------
TOTAL INVESTMENTS (COST $1,385,448,142)(a)...................  103.5%   1,528,629,969
OTHER ASSETS AND LIABILITIES, NET............................   (3.5)     (51,656,542)
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,476,973,427
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $22.62
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $290,067,027 and $(146,885,200), respectively.
(b) Affiliated company. See Note 7.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 20% of net assets.

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000


ASSETS:
Investments:
  Affiliated securities, at market value (cost $861,781,220,
    $28,974,255, $285,048,177 and $777,805,777,
    respectively) (Note 2 and 7)............................
  Other securities, at market value (cost $2,549,908,991,
    $343,660,703, $370,633,990 and $607,642,365,
    respectively) (Note 2)..................................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
  Forward currency contracts (Note 2).......................
Prepaid assets..............................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Fund shares redeemed......................................
  Securities purchased......................................
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
Options written, at market value (premiums received
  $2,581,033) (Note 2)......................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain(loss) on investments and foreign
    currency................................................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------
 $ 679,436,451      $ 26,116,291      $211,056,232   $  755,067,796
 3,038,142,761       361,868,613       429,559,795      773,562,173
--------------      ------------      ------------   --------------
 3,717,579,212       387,984,904       640,616,027    1,528,629,969
           194               416               253              281
     4,509,264           289,727         2,922,879        2,591,009
     4,849,696         2,913,962         1,229,741          904,646
    42,805,354        12,534,911         5,752,411        6,531,309
     8,383,651         3,186,127                 -                -
       166,578            25,793            32,307           56,108
--------------      ------------      ------------   --------------
 3,778,293,949       406,935,840       650,553,618    1,538,713,322
--------------      ------------      ------------   --------------
     9,747,931           913,026           436,693        1,122,649
    13,600,769           401,628        24,880,028       59,417,650
     2,382,773           497,463           511,565          968,995
       306,410            33,164            51,157          117,906
             -                 -         1,396,065                -
       262,813           585,215            79,730          112,695
--------------      ------------      ------------   --------------
    26,300,696         2,430,496        27,355,238       61,739,895
--------------      ------------      ------------   --------------
$3,751,993,253      $404,505,344      $623,198,380   $1,476,973,427
==============      ============      ============   ==============
$3,519,242,708      $385,172,366      $697,588,684   $1,315,636,132
       144,561          (666,885)                -                -
   (81,666,668)        1,451,413       (60,513,425)      18,148,290
   314,272,652        18,548,450       (13,876,879)     143,189,005
--------------      ------------      ------------   --------------
$3,751,993,253      $404,505,344      $623,198,380   $1,476,973,427
==============      ============      ============   ==============
        $22.71            $12.06            $14.13           $22.62
   165,247,541        33,553,373        44,105,604       65,285,337

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of $302,573,
    $489,808, $0 and $0, respectively) (Note 7)...........................
  Dividends from non-affiliates (net of foreign tax withheld of
    $1,660,330, $583,212, $79,104 and $0, respectively)...................
  Interest................................................................
  Securities lending fee..................................................
         Total income.....................................................
EXPENSES:
  Investment counsel fee (Note 3).........................................
  Administration fee (Note 4).............................................
  Transfer agent fee......................................................
  Printing................................................................
  Postage and supplies....................................................
  Reimbursable administration expenses (Note 4)...........................
  Custodian fee...........................................................
  Registration and filing fees............................................
  Trustees' fees..........................................................
  Professional fees.......................................................
  Dividend expense on short sale..........................................
  Insurance expense.......................................................
  Miscellaneous...........................................................
         Total expenses...................................................
         Net investment income............................................

REALIZED AND UNREALIZED GAIN:
Net realized gain(loss):
  Non-affiliated securities...............................................
  Affiliated securities (Note 7)..........................................
  Short sale..............................................................
  Forward currency contracts..............................................
  Foreign currency transactions...........................................
      Net gain(loss)......................................................
Change in unrealized gain(loss):
  Securities..............................................................
  Other assets, liabilities, forwards and options.........................
      Change in net unrealized gain.......................................
      Net realized and unrealized gain....................................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

PARTNERS FUND   INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
-------------   ------------------   ------------   --------------
$  16,537,811      $ 9,124,288       $ 10,425,136    $ 10,723,222
   33,837,647        6,866,909          6,338,504       2,705,463
    4,530,418        1,286,882            939,121       2,330,995
    1,661,500                -                  -               -
-------------      -----------       ------------    ------------
   56,567,376       17,278,079         17,702,761      15,759,680
-------------      -----------       ------------    ------------
   26,177,108        5,031,181          5,976,732      10,832,028
    3,356,948          335,412            597,673       1,310,937
      581,317           58,582            103,396         227,178
      283,325           43,616             70,872          83,981
      218,941           32,220             58,650          87,821
      184,966           18,062             35,433          74,939
      152,200           97,475             18,871          23,977
       86,332           64,334             38,915          47,591
       80,000           40,000             40,000          40,000
       32,158           67,314             33,003          35,739
            -          171,000                  -               -
       49,088            5,790             11,684          19,633
      147,376           29,437             40,958          66,757
-------------      -----------       ------------    ------------
   31,349,759        5,994,423          7,026,187      12,844,581
-------------      -----------       ------------    ------------
   25,217,617       11,283,656         10,676,574       2,915,099
-------------      -----------       ------------    ------------

 (105,056,619)      27,126,903        (10,267,758)     54,774,467
    1,892,781       12,053,095        (23,574,675)    (30,316,558)
            -        3,486,765                  -               -
    3,750,829       10,904,823                  -               -
      (98,661)          48,835              1,818           1,418
-------------      -----------       ------------    ------------
  (99,511,670)      53,620,421        (33,840,615)     24,459,327
-------------      -----------       ------------    ------------
  683,028,252       (1,704,664)       105,830,426     128,706,566
   26,129,992        9,531,995         (3,836,369)          8,066
-------------      -----------       ------------    ------------
  709,158,244        7,827,331        101,994,057     128,714,632
-------------      -----------       ------------    ------------
  609,646,574       61,447,752         54,986,759     153,173,959
-------------      -----------       ------------    ------------
 $634,864,191      $72,731,408       $ 78,830,016    $156,089,058
=============      ===========       ============    ============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                   2000               1999
                                                              --------------     --------------
OPERATIONS:
 Net investment income......................................   $  25,217,617     $   49,528,145
 Net gain(loss).............................................     (99,511,670)       904,344,452
 Change in net unrealized gain(loss)........................     709,158,244       (921,599,146)
                                                              --------------     --------------
   Net increase(decrease) in net assets resulting from
     operations.............................................     634,864,191         32,273,451
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.................................     (24,974,395)       (50,849,326)
 From net realized gain on investments......................    (260,860,703)      (672,352,020)
 From return of capital.....................................               -                  -
                                                              --------------     --------------
   Net decrease in net assets resulting from
     distributions..........................................    (285,835,098)      (723,201,346)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares...........................     660,029,511      1,134,274,945
 Net asset value of shares issued to shareholders for
   reinvestment of shareholder distributions................     271,468,699        695,727,239
 Cost of shares redeemed....................................  (1,150,643,520)    (1,202,264,742)
                                                              --------------     --------------
   Net increase in net assets from fund share
     transactions...........................................    (219,145,310)       627,737,442
                                                              --------------     --------------
   Total increase(decrease) in net assets...................     129,883,783        (63,190,453)
NET ASSETS:
 Beginning of year..........................................   3,622,109,470      3,685,299,923
                                                              --------------     --------------
 End of year................................................  $3,751,993,253     $3,622,109,470
                                                              ==============     ==============
 Undistributed net investment income(loss) included in net
   assets at end of year....................................        $144,561          $       -
                                                                     -------          ---------
                                                                     -------          ---------

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

    INTERNATIONAL FUND                 REALTY FUND                    SMALL-CAP FUND
---------------------------   -----------------------------   -------------------------------
        YEAR ENDED                     YEAR ENDED                       YEAR ENDED
       DECEMBER 31,                   DECEMBER 31,                     DECEMBER 31,
---------------------------   -----------------------------   -------------------------------
    2000           1999           2000            1999             2000             1999
------------   ------------   ------------   --------------   --------------   --------------
$ 11,283,656   $  1,393,626   $ 10,676,574   $   10,544,396   $    2,915,099   $    5,553,594
  53,620,421     24,733,892    (33,840,615)      (8,699,625)      24,459,327      163,374,107
   7,827,331     10,935,233    101,994,057      (85,360,316)     128,714,632     (122,335,300)
------------   ------------   ------------   --------------   --------------   --------------
  72,731,408     37,062,751     78,830,016      (83,515,545)     156,089,058       46,592,401
------------   ------------   ------------   --------------   --------------   --------------
 (12,169,232)    (1,346,328)   (10,678,392)      (5,142,943)      (2,948,800)      (5,574,355)
 (69,603,215)    (8,227,856)             -                -       (7,278,192)    (165,419,770)
           -                    (8,007,097)     (11,417,766)
------------   ------------   ------------   --------------   --------------   --------------
 (81,772,447)    (9,574,184)   (18,685,489)     (16,560,709)     (10,226,992)    (170,994,125)
------------   ------------   ------------   --------------   --------------   --------------
 233,125,870    251,155,300     70,785,334      256,227,058      316,532,626      500,525,620
  77,440,353      8,647,707     17,661,209       15,791,432        9,573,307      163,286,523
(190,632,936)   (69,251,008)  (168,703,217)    (304,327,313)    (424,667,789)    (465,100,821)
------------   ------------   ------------   --------------   --------------   --------------
 119,933,287    190,551,999    (80,256,674)     (32,308,823)     (98,561,856)     198,711,322
------------   ------------   ------------   --------------   --------------   --------------
 110,892,248    218,040,566    (20,112,147)    (132,385,077)      47,300,210       74,309,598
 293,613,096     75,572,530    643,310,527      775,695,604    1,429,673,217    1,355,363,619
------------   ------------   ------------   --------------   --------------   --------------
$404,505,344   $293,613,096   $623,198,380   $  643,310,527   $1,476,973,427   $1,429,673,217
============   ============   ============   ==============   ==============   ==============
   $(666,885)       $(1,144)        $    -           $    -           $    -          $32,284
     -------          -----          -----            -----            -----            -----
     -------          -----          -----            -----            -----            -----

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Longleaf Partners Fund, The Longleaf Partners International Fund, The Longleaf Partners Realty Fund and The Longleaf Partners Small-Cap Fund ("The Funds") are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. When an option is exercised, the cost of securities acquired or the proceeds from securities sold is adjusted by the premium amount.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                       PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
                       --------------   ------------------   ------------   --------------
    Purchases          $  676,230,570      $234,653,952      $ 15,399,105    $280,812,776
    Sales               1,257,428,025       217,668,308       128,642,592     508,380,859

NOTE 6. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                                       YEAR ENDED DECEMBER 31, 2000
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   32,045,546     16,938,098      5,559,971    15,638,875
    Reinvestment of
      shareholder
      distribution......   12,719,810      6,401,785      1,243,747       434,727
    Shares redeemed.....  (56,287,089)   (14,218,490)   (13,387,607)  (21,569,242)
                          -----------    -----------    -----------   -----------
                          (11,521,733)     9,121,393     (6,583,889)   (5,495,640)
                          ===========    ===========    ===========   ===========

                                       YEAR ENDED DECEMBER 31, 1999
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   42,839,976    21,925,549      18,285,180    22,402,360
    Reinvestment of
      shareholder
      distribution......   32,884,394       706,373       1,261,297     8,115,384
    Shares redeemed.....  (50,052,490)   (5,783,738)    (22,165,389)  (21,477,725)
                          -----------    ----------     -----------   -----------
                           25,671,880    16,848,184      (2,618,912)    9,040,019
                          ===========    ==========     ===========   ===========

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 2000, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
PARTNERS FUND
  Host Marriott Corporation                                     5.3
  The Nippon Fire & Marine Insurance Company, Ltd.              7.6
  Pioneer Natural Resources Company                            11.0
  Rayonier Inc.                                                10.7
  UCAR International, Inc.                                      9.9
INTERNATIONAL FUND
  Gendis Inc. (Note 8)                                         20.0
  O&Y Properties Corporation                                   10.8

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
REALTY FUND
  Bay View Capital Corporation                                  6.9
  Beacon Capital Partners, Inc. (Note 8)                        9.8
  Deltic Timber Corporation                                     5.4
  Excel Legacy Corporation                                     27.0
  Getty Realty Corp.                                            7.6
  IHOP Corp.                                                    7.2
  Prime Group Realty Trust                                     18.0
  TimberWest Forest Corp.                                       6.4
  Wyndham International, Inc. Voting Trust (Note 8)             9.3
SMALL-CAP FUND
  Bay View Capital Corp.                                        9.5
  The Carbide/Graphite Group, Inc.                             20.6
  Deltic Timber Corporation                                     7.1
  Fleming Companies, Inc.                                      16.3
  Genlyte Group Incorporated                                   18.2
  Hilb, Rogal and Hamilton Company                             12.5
  IHOP Corp.                                                    7.7
  Pediatrix Medical Group, Inc.                                12.0
  Ralcorp Holdings, Inc.                                        6.7
  Scott Technologies, Inc.                                     14.1
  Thomas Industries, Inc.                                      11.2
  TimberWest Forest Corp.                                      10.7
  USG Corporation                                               6.9
  U.S. Industries, Inc.                                         9.9
  VICORP Restaurants, Inc.                                     14.6
  Wisconsin Central Transportation Corporation                 12.0
  Wyndham International, Inc. -- Class A                        5.2

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds Beacon Capital Partners, Inc. ("Beacon") shares acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by December 31, 2000.

On July 1, 1999, Beacon paid a distribution of $9,013,144 in the form of 91,994 units of Wyndham International, Inc. Voting Trust (the "Wyndham Voting Trust"). The Wyndham Voting Trust structure allows Beacon Capital Partners to retain voting authority with respect to their investment in Wyndham International without jeopardizing their REIT status. The Wyndham Voting Trust units are not registered and are subject to transfer restrictions.

On November 8, 2000, Beacon paid an additional distribution of 52,145 Wyndham Voting Trust units valued at $4,718,155. Since inception, the Wyndham Voting Trust has paid distributions in cash and additional trust units. At

December 31, 2000 the 151,656 total Wyndham Voting Trust units are carried at $12,132,480 or $80.00 per unit.

The Realty Fund also owns 16,640,900 shares of Excel Legacy Corp. common stock, representing 27.0% of the total outstanding shares of the Company. Of this amount, 14,600,000 common shares were acquired on December 4, 2000 through the conversion of 14,600,000 shares of the Company's Liquidating Preference Convertible Stock, originally acquired in a private placement on March 31, 1998. Due to the Fund's large ownership stake and limited trading volume, a portion of this position may be illiquid.

Beacon, the Wyndham Voting Trust and Excel Legacy are valued in good faith under guidelines established by the Board of Trustees. These investments represent 9.9% of the Realty Fund's net assets at December 31, 2000.

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company and 4,671,600 shares of O&Y Properties Corporation representing 10.8% of the total outstanding shares of the Company. Due to the limited trading volume and the Fund's large ownership stakes, a portion of these positions may be illiquid. In addition, the Fund owns United International Holdings corporate bonds with a market value of $17,015,000 and a Moody's rating of B3. Due to the limited market in these high yield bonds, a portion may also be illiquid. Gendis, O&Y, and the United International Holdings bonds represent 10.7% of the International Fund's net assets at December 31, 2000.

NOTE 9. RELATED OWNERSHIP

At December 31, 2000, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   5,178,618          15.4%
Realty Fund..........................   4,936,770          11.2
Small-Cap Fund.......................   3,489,887           5.4

NOTE 10. COLLATERAL

Securities with the following aggregate value were segregated to collateralize portfolio obligations at December 31, 2000:

                                                            Value of
                                                           Segregated
                                     Obligation              Assets
                             ---------------------------  ------------
Partners Fund..............  Forward Currency Contracts   $219,780,000
International Fund.........  Forward Currency Contracts    144,452,976
Realty Fund................  Newhall Land and Farming
                               Company Put Options
                               Written                      27,168,750

NOTE 11. CAPITAL LOSS CARRYOVERS

At December 31, 2000, the following Funds had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration as follows:

                                            Partners        Realty
                                              Fund           Fund
                                           -----------    -----------
Expiration:
12/31/06.................................  $         -    $17,735,542
12/31/07.................................            -      7,577,501
12/31/08.................................   59,766,377     30,820,895

The International and Small-Cap Funds had no loss carryovers.

NOTE 12. POST OCTOBER LOSSES

Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer capital losses between November 1, 2000 and December 31, 2000 as follows:

Partners Fund...........................................  $13,516,640
International Fund......................................            -
Realty Fund.............................................    4,379,488
Small-Cap Fund..........................................            -

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD      INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    2000..........................    $20.49        $ .15        $ 3.94       $ 4.09       $ (.15)    $(1.72)
    1999..........................     24.39          .28           .34          .62         (.29)     (4.23)
    1998..........................     25.98          .25          3.22         3.47         (.25)     (4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .38          4.08         4.46         (.38)     (2.38)
INTERNATIONAL FUND
Year ended December 31,
    2000..........................     12.02          .35          2.69         3.05         (.38)     (2.63)
    1999..........................      9.97          .06          2.38         2.44         (.06)      (.33)
October 26, 1998 (Initial Public
    Offering) through December 31,
    1998..........................      9.15(c)       .01           .82          .83         (.01)         -
REALTY FUND
Year ended December 31,
    2000..........................     12.69          .12          1.76         1.88         (.25)         -
    1999..........................     14.55          .36         (1.88)       (1.52)        (.23)         -
    1998..........................     17.35          .44         (2.70)       (2.26)        (.43)         -
    1997..........................     13.97          .09          4.06         4.15         (.09)      (.64)
    1996..........................     10.00          .03          4.04         4.07         (.04)      (.05)
SMALL-CAP FUND
Year ended December 31,
    2000..........................     20.20          .05          2.53         2.58         (.05)      (.11)
    1999..........................     21.95          .08           .79          .87         (.08)     (2.54)
    1998..........................     22.18          .17          2.54         2.71         (.17)     (2.77)
    1997..........................     17.86          .18          5.01         5.19         (.18)      (.69)
    1996..........................     14.46          .02          4.41         4.43         (.02)     (1.01)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Capitalized on August 12, 1998 at $10.00.
(d) Aggregate, not annualized.
(e) Expenses presented net of fee waiver. For the International Fund, the expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2000, the expense ratio for expenses subject to the waiver was 1.74% (Note 3). The Realty Fund's expense ratio in 1996 before the waiver was 1.60%.

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
     -    $(1.87)   $22.71     20.60%    $3,751,993       .93%        .75%        20.48%
     -     (4.52)    20.49      2.18      3,622,109       .92        1.16         50.39
     -     (5.06)    24.39     14.28      3,685,300       .93        1.12         43.78
     -     (3.32)    25.98     28.25      2,605,070       .94         .81         38.07
     -     (2.76)    22.85     21.02      2,300,079       .95        1.61         33.18
           (3.01)    12.06     25.93        404,505      1.79(e)     3.36         69.40
     -      (.39)    12.02     24.37        293,613      1.75(e)      .60         50.32
     -      (.01)     9.97      9.02(d)      75,572      1.75(a)(e)   .10(a)      24.05
  (.19)     (.44)    14.13     14.77        623,198      1.18        3.99          2.66
  (.11)     (.34)    12.69    (10.45)       643,311      1.17        1.42         22.64
  (.11)     (.54)    14.55    (12.98)       775,696      1.17        3.44         21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         .75         28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(e)      .92          4.28
     -      (.16)    22.62     12.80      1,476,973       .98         .24         21.94
     -     (2.62)    20.20      4.05      1,429,673       .97         .38         47.48
     -     (2.94)    21.95     12.71      1,355,364      1.01         .87         52.51
     -      (.87)    22.18     29.04        915,259      1.09        1.18         16.95
     -     (1.03)    17.86     30.64        252,157      1.23         .18         27.97

UNAUDITED TAX INFORMATION

Distributions from long-term capital gains for the fiscal year ended December 31, 2000 were as follows:

Partners Fund.....................             $259,389,675
International Fund................               27,259,055
Realty Fund.......................                        -
Small-Cap Fund....................                  765,098

                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, Longleaf Partners Realty Fund, and Longleaf Partners Small-Cap Fund, each a series of Longleaf Partners Funds Trust, (hereafter referred to as the "Funds"), at December 31, 2000, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 2, 2001

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:
Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                         TRUSTEES AND SERVICE PROVIDERS

Trustees
  O. Mason Hawkins, Chairman
  Chairman of the Board and CEO
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Chadwick H. Carpenter, Jr.
  Private Investor and Consultant
  Boston, Massachusetts

  G. Staley Cates
  President
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Daniel W. Connell, Jr.
  Senior Vice President--Marketing
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

  Steven N. Melnyk
  Private Investor and Consultant
  Jacksonville, Florida

  C. Barham Ray
  Chairman of the Board
  SSM Corporation
  Memphis, Tennessee

Transfer Agent
  PFPC, Inc.
  Westborough, Massachusetts

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds SM
                                    c/o PFPC
                                 P.O. Box 9694
                           Providence, RI 02940-9694
                                 (800) 445-9469
                            www.longleafpartners.com